UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  June 29, 2015 (June 25, 2015)

Tredegar Corporation
(Exact Name of Registrant as Specified in its Charter)

Virginia	1-10258	54-1497771
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1100 Boulders Parkway Richmond, Virginia	23225
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code:  (804) 330-1000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On June 25, 2015, Tredegar Corporation (the “Company”) accepted the resignation of Nancy M. Taylor as the Company’s President and Chief Executive Officer and as a member of the Board of Directors of the Company (the “Board”) effective immediately. In addition, on June 25, 2015, the Company accepted the resignation of Kevin A. O’Leary as the Company’s Vice President, Chief Financial Officer and Treasurer effective immediately.
The Board has appointed John D. Gottwald, currently a member of the Company’s Board to serve as the Company’s interim President and Chief Executive Officer effective immediately. Mr. J. Gottwald, 61, previously served as the Company’s President and Chief Executive Officer from March 2006 until January 2010, and as the Company’s Chairman of the Board from September 2001 until February 2008. Mr. Gottwald also served as the Company’s President and Chief Executive Officer from July 1989 until September 2001. Mr. J. Gottwald is the brother of William M. Gottwald, the Chairman of the Board.
The Board has appointed D. Andrew Edwards to serve as the Company’s Vice President, Chief Financial Officer and Treasurer (Principal Financial Officer) effective as of the first day of Mr. Edwards’ employment, expected to be on or about July 28, 2015. In the interim, the Board has appointed Frasier W. Brickhouse, II, who currently serves as the Company’s Controller (Principal Accounting Officer), to serve as the Company’s interim Principal Financial Officer effective immediately and until Mr. Edwards’ employment commences.
Mr. Edwards, 56, has served as the Chief Financial Officer of United Sporting Companies, Inc. since February 2013 and previously served as Vice President, Controller and Chief Accounting Officer of Owens & Minor, Inc. from April 2010 to February 2013 and as Acting Chief Financial Officer of Owens & Minor, Inc. from March 2012 to February 2013. Mr. Edwards also served as Vice President, Finance, of Owens & Minor, Inc. from December 2009 until April 2010.  Mr. Edwards previously served as the Company’s Vice President, Chief Financial Officer and Treasurer from August 2003 to December 2009 and as the Company’s Vice President, Finance from November 1998 to August 2003. Mr. Edwards also served as the Company’s Treasurer from May 1997 to December 2009 and as the Company’s Controller from October 1992 until July 2000.
Mr. Brickhouse, 49, was appointed Controller of the Company effective December 11, 2009 and as Assistant Treasurer effective July 1, 2012, after having served as the Company’s Director, Corporate Finance since September 2006.  He served as the Company’s Manager, Corporate Finance, from June 2003 through August 2006, and as Corporate Planning Manager from June 2000 through May 2003.  Prior to joining the Company, Mr. Brickhouse served for five years in various positions of increasing responsibility with Coopers & Lybrand (predecessor to PricewaterhouseCoopers LLP).
As compensation for his role as the Company’s interim President and Chief Executive Officer, Mr. J. Gottwald will receive an annual base salary of $396,000, which will be prorated for the 2015 fiscal year.
As compensation for his role as the Company’s Vice President, Chief Financial Officer and Treasurer, Mr. Edwards will receive an annual base salary of $371,339, which will be prorated for the 2015 fiscal year, and he is eligible to receive a short-term incentive cash payment opportunity under the Company’s 2015 Short-Term Incentive Plan with a target of 60% and a maximum of 120% of his annual base salary, which will also be prorated for the 2015 fiscal year. Mr. Edwards will also receive grants of 15,230 performance stock units and 4,825 shares of restricted stock under the Company’s Amended and Restated 2004 Equity Incentive Plan.

In connection with Ms. Taylor’s resignation, on June 25, 2015, the Company entered into a Separation, Waiver and Release Agreement with Ms. Taylor (the “Taylor Separation Agreement”). The Taylor Separation Agreement provides that Ms. Taylor will receive the following benefits:

•
On the first regularly scheduled payroll date after June 25, 2015 (the “Taylor Termination Date”), a lump sum cash payment of her accrued but unpaid base salary earned through the Taylor Termination Date;

•
Within two business days after the Release Effective Date (as defined in the Taylor Separation Agreement), a lump sum cash payment described in Section 2(a) of the Taylor Separation Agreement, generally consisting of (i) two times her base salary, plus (ii) her prorated target bonus for the 2015 fiscal year, plus (iii) the economic equivalent of her accrued but unused vacation days;

•
Vesting of each outstanding option to purchase Company common stock granted to Ms. Taylor under the Company’s Amended and Restated 2004 Equity Incentive Plan (the “Equity Plan”) that is unvested immediately prior to the Taylor Termination Date and each such option will remain vested and exercisable until the applicable expiration date provided under the terms of each such option;

•	Vesting of each outstanding share of restricted common stock of the Company granted to Ms. Taylor under the Equity Plan;

•
Each outstanding performance stock unit granted to Ms. Taylor under the Equity Plan that is unvested immediately prior to the Taylor Termination Date will remain outstanding until the end of the applicable measurement period and will vest to the extent that the applicable performance goals, objectives or measures are achieved in accordance with the terms of the Equity Plan and the applicable award agreements; and

•	Reimbursement of amounts paid by Ms. Taylor for continued medical, dental and vision under the Company’s health plan for herself and her qualified beneficiaries.
If a Change in Control (as defined in the Taylor Separation Agreement) occurs within 90 days after the Taylor Termination Date, the lump sum cash payment described in Section 2(a) of the Taylor Separation Agreement, will be increased as described in Section 2(f) of the Taylor Separation Agreement, to an amount generally consisting of (i) two times her base salary, plus (ii) two times her target bonus for the 2015 fiscal year.
In connection with Mr. O’Leary’s resignation, on June 25, 2015, the Company entered into a Separation, Waiver and Release Agreement with Mr. O’Leary (the “O’Leary Separation Agreement”). The O’Leary Separation Agreement provides that Mr. O’Leary will receive the following benefits:

•
On the first regularly scheduled payroll date after June 25, 2015 (the “O’Leary Termination Date”), a lump sum cash payment of his accrued but unpaid base salary earned through the O’Leary Termination Date;

•
Within two business days after the Release Effective Date (as defined in the O’Leary Separation Agreement), a lump sum cash payment described in Section 2(a) of the O’Leary Separation Agreement, generally consisting of (i) one and on half times his base salary, plus (ii) his prorated target bonus for the 2015 fiscal year, plus (iii) the economic equivalent of his accrued but unused vacation days;

•	Vesting of each outstanding option to purchase Company common stock granted to Mr. O’Leary under the Equity Plan that is unvested immediately prior to the O’Leary Termination

Date and each such option will remain vested and exercisable until the applicable expiration date provided under the terms of each such option;

•	Vesting of each outstanding share of restricted common stock of the Company granted to Mr. O’Leary under the Equity Plan;

•
Each outstanding performance stock unit granted to Mr. O’Leary under the Equity Plan that is unvested immediately prior to the O’Leary Termination Date will remain outstanding until the end of the applicable measurement period and will vest to the extent that the applicable performance goals, objectives or measures are achieved in accordance with the terms of the Equity Plan and the applicable award agreements; and

•	Reimbursement of amounts paid by Mr. O’Leary for continued medical, dental and vision under the Company’s health plan for himself and his qualified beneficiaries.
If a Change in Control (as defined in the O’Leary Separation Agreement) occurs within 90 days after the O’Leary Termination Date, the lump sum cash payment described in Section 2(a) of the O’Leary Separation Agreement, will be increased as described in Section 2(f) of the O’Leary Separation Agreement, to an amount generally consisting of (i) two times his base salary, plus (ii) two times his target bonus for the 2015 fiscal year.
On June 25, 2015, the Company entered into a Severance Agreement with Mr. Edwards (the “Edwards Severance Agreement”), to be effective as of the first day of Mr. Edwards’ employment, expected to be on or about July 28, 2015. The Edwards Severance Agreement provides that Mr. Edwards will be entitled to a lump sum severance payment from the Company in an amount equal to one and one-half times his base salary if, beginning on the first day of employment and ending one year after a non-interim CEO is appointed, Mr. Edwards is terminated without “Cause” (as defined in the Edwards Severance Agreement), or he resigns with “Good Reason” (as defined in the Edwards Severance Agreement).
The foregoing descriptions of each of the Taylor Separation Agreement, the O’Leary Separation Agreement and the Edwards Severance Agreement do not purport to be complete and are qualified in their entirety by reference to the Taylor Separation Agreement, the O’Leary Separation Agreement and the Edwards Severance Agreement, copies of which are attached as Exhibits 10.1, 10.2 and 10.3 to this Current Report on Form 8-K and are incorporated herein by reference.
A copy of the related press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 5.03	Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 25, 2015, the Board adopted an amendment to the Company’s Amended and Restated Bylaws (the “Bylaws”), effective immediately. The amendment revises Article II, Section 2 of the Bylaws to decrease the number of directors constituting the entire Board from ten to nine directors. The full text of the Bylaws, as amended, is effective as of June 25, 2015, and is attached as Exhibit 3.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

3.2	Amended and Restated Bylaws of Tredegar Corporation as of June 25, 2015.
10.1	Separation, Waiver and Release Agreement with Nancy M. Taylor dated June 25, 2015
10.2	Separation, Waiver and Release Agreement Kevin A. O'Leary dated June 25, 2015
10.3	Severance Agreement with D. Andrew Edwards dated June 25, 2015
99.1	Press Release, dated June 26, 2015 (furnished pursuant to Item x.xx).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TREDEGAR CORPORATION
(Registrant)

Date: June 29, 2015	By:	/s/ A. Brent King
A. Brent King
Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

3.2	Amended and Restated Bylaws of Tredegar Corporation, as of June 25, 2015.
10.1	Separation, Waiver and Release Agreement with Nancy M. Taylor dated June 25, 2015
10.2	Separation, Waiver and Release Agreement Kevin A. O'Leary dated June 25, 2015
10.3	Severance Agreement with D. Andrew Edwards dated June 25, 2015
99.1	Press Release, dated June 26, 2015 (furnished pursuant to Item x.xx).